                                                                     Exhibit 5B1

                                                The Lincoln National Life Insurance Company
[LOGO] Lincoln                    Administrator Mailing Address: 350 Church St., Hartford, CT 06103-1106
       Financial Group                                 Supplement to Application for
       Lincoln Life                     Variable Life Insurance featuring the Elite Series of Funds

Supplement to Application - INDIVIDUAL OWNER

1. Proposed Insured
                    ---------------------------------------------------------------------------
                         First                    Middle                   Last
2. Premium Payment Allocation (Percentages must equal 100%.)
3. Percentage allocations may be up to 4 decimal places.

AllianceBernstein Capital
           % Small/Mid Cap Value Portfolio - Class A
------------
           % Growth and Income Portfolio - Class A
------------
           % Global Technology Portfolio - Class A
------------
American Century Variable Products Group, Inc.
           % VP Inflation Protection Fund (TIPS) - Class II
------------
           % VP Income & Growth Fund - Class I
------------
           % VP International Fund - Class I
------------
American Funds Insurance Series
           % Global Growth Fund - Class 2
------------
           % Global Small Cap Fund - Class 2
------------
           % Growth Fund - Class 2
------------
           % Growth-Income Fund - Class 2
------------
           % High-Income Bond Fund -- Class 2
------------
           % International Fund - Class 2
------------
           % U.S. Government AAA Securities Fund-Class 2
------------
Baron Capital Asset Fund Trust
           % Baron Capital Asset Fund - Insurance Shares
------------
Delaware VIP Trust
           % Capital Reserves Series - Standard Class
------------
           % Diversified Income Portfolio - Standard Class
------------
           % Emerging Markets Series - Standard Class
------------
           % Value Series - Standard Class
------------
           % High Yield Series - Standard Class
------------
           % REIT Series - Standard Class
------------
           % Small Cap Value Series - Standard Class
------------
           % Trend Series - Standard Class
------------
Fidelity Variable Insurance Products Fund
           % VIP Mid Cap Portfolio - Service Class
------------
           % VIP Overseas Portfolio - Service Class
------------
           % VIP Growth Portfolio - Service Class
------------
           % VIP Asset Manager Portfolio - Service Class
------------
           % VIP Contrafund Portfolio - Service Class
------------
Franklin Templeton Variable Insurance Products Trust
           % Global Income Securities Fund - Class 1
------------
           % Growth Securities Fund - Class 1
------------
           % Small-Mid Cap Growth Securities Fund - Class 1
------------
Janus Aspen Series
           % Flexible Bond Portfolio - Service Shares
------------

Lincoln Variable Insurance Products Trust
           % Aggressive Growth Fund (Standard Class)
------------
             Sub-Advised by T Rowe Price
           % Aggressive Profile Fund (Standard Class)
------------
             Sub-Advised by Wilshire Associates Inc)
           % Bond Fund (Standard Class)
------------
           % Capital Appreciation Fund (Standard Class)
------------
             Sub-Advised by Janus Capital Corp.
           % Conservative Profile Fund (Standard Class)
------------
             Sub-Advised by Wilshire Associates Inc.
           % Core Fund (Standard Class)
------------
             Sub-Advised by Salomon Bros. Asset Mgmt.
           % Equity-Income Fund (Standard Class)
------------
             Sub-Advised by Fidelity
           % Fixed Account
------------
           % Global Asset Allocation Fund (Standard Class)
------------
             Sub-Advised by UBS Global Asset Mgmt, Inc.
           % Growth Fund (Standard Class)
------------
             Sub-Advised by Mercury Advisors
           % Growth and Income Fund (Standard Class)
------------
           % Growth Opportunities Fund
------------
                Sub-Advised by Mercury Advisors
           % International Fund (Standard Class)
------------
                Sub-Advised by Mondrian Investment Partners, Ltd.
           % Moderately Aggressive Profile Fund (Standard Class)
------------
             Sub-Advised by Wilshire Associates, Inc.
           % Moderate Profile Fund (Standard Class)
------------
             Sub-Advised by Wilshire Associates, Inc.
           % Money Market Fund (Standard Class)
------------
           % Social Awareness Fund (Standard Class)
------------
MFS Variable Insurance Trust
           % Total Return Series - Initial Class
------------
           % Utilities Series - Initial Class
------------
Neuberger Berman Advisers Management Trust
           % Mid-Cap Growth Portfolio
------------
           % AMT Regency Portfolio
------------
Scudder VIT Funds
           % Equity 500 Index Fund (Class A)
------------
           % Small Cap Index Fund (Class A)
------------

                                                Owner's Suitability

The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

3. Owner's Taxpayer Identification Number: Individual [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]

4. Age:

5: Citizenship:
                         --------------------------------------
6. Marital Status:
                         --------------------------------------
7. Number of Dependents:
                         --------------------------------------
8. Occupation:
                         -------------------------------------------------------

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
9. Employers' Name(s) & Address:
                                ---------------------------------------------------------------

-----------------------------------------------------------------------------------------------

10. Investment Objectives (check all applicable objectives)
      [ ] Capital Preservation                             [ ] Growth
      [ ] Tax Advantage/Deferral                           [ ] Aggressive Growth
      [ ] Current Income                                   [ ] Other (please specify)
      [ ] Growth and Income                                                          ------------------------

11. Insurance Objectives (check all applicable objectives)
      [ ] Estate Creation
      [ ] Estate Conservation
      [ ] Other (please specify)
                                ------------------------------------------------------------------

12. Investment Knowledge: [ ] Limited   [ ] Good   [ ] Extensive

13. Risk Tolerance: [ ] None   [ ] Low   [ ] Medium   [ ] High

14. Is the coverage in accord with the Owner's insurance objectives and anticipated financial needs? [ ] Yes [ ] No

15. Total Income of Owner's Immediate Family
      [ ] $250,000+                                        [ ] $25,000 - $49,999
      [ ] $100,000 - $249,999                              [ ] Under $25,000
      [ ] $50,000 - $99,999

16: Estimated Net Worth of Owner's Immediate Family
      [ ] $1,000,000+                                      [ ] $100,000 - $250,000
      [ ] $500,000 - $1,000,000                            [ ] Under $100,000
      [ ] $250,000 - $500,000

17. Federal Tax Bracket: [ ] 15% [ ] 28% [ ] Other (please specify)
                                                                    ------------------------------------------------------

18. Is the Owner associated with a National Association of Securities Dealers, Inc. firm? [ ] Yes [ ] No

19. If jointly, or business, owned, please provide the name(s) and signature(s) of the person(s) authorized to exercise ownership rights:
                               ------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

I understand that:

    THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

    VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE
    ACCOUNT.

    THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

    ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON
    REQUEST.

I hereby acknowledge receipt of the Prospectus dated              for all applicable prospectus(es) pertaining to
                                                     ------------
the Separate Account and all of the variable options.

                                Signed at                     on
                                          -------------------    -------------------
                                             (City, State)           (Mo/Day/Yr)


By                                                        By
   ----------------------------------------------------      ------------------------------------------------------
   Signature of Owner                                        Signature of Owner

Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.


                                                                on
                         --------------------------------------    -------------------
                         Signature of Registered Representative         (Mo/Day/Yr)

                                                                     Exhibit 5B2

                                                The Lincoln National Life Insurance Company
[LOGO] Lincoln                    Administrator Mailing Address: 350 Church St., Hartford, CT 06103-1106
       Financial Group                                 Supplement to Application for
       Lincoin Life                     Variable Life Insurance featuring the Elite Series of Funds

Supplement to Application - BUSINESS OWNER

1. See attached census for listing of proposed Insureds.

2. Percentage allocations may be up to 4 decimal places.

3. Premium Payment Allocation (Percentages must equal 100%.)

AllianceBernstein Capital
           % Small/Mid Cap Value Portfolio - Class A
------------
           % Growth and Income Portfolio - Class A
------------
           % Global Technology Portfolio - Class A
------------
American Century Variable Products Group, Inc.
           % VP Inflation Protection Fund (TIPS) - Class II
------------
           % VP Income & Growth Fund - Class I
------------
           % VP International Fund - Class I
------------
American Funds Insurance Series
           % Global Growth Fund - Class 2
------------
           % Global Small Cap Fund - Class 2
------------
           % Growth Fund - Class 2
------------
           % Growth-Income Fund - Class 2
------------
           % High-Income Bond Fund -- Class 2
------------
           % International Fund - Class 2
------------
           % U.S. Government AAA Securities Fund-Class 2
------------
Baron Capital Asset Fund Trust
           % Baron Capital Asset Fund - Insurance Shares
------------
Delaware VIP Trust
           % Capital Reserves Series - Standard Class
------------
           % Diversified Income Portfolio - Standard Class
------------
           % Emerging Markets Series - Standard Class
------------
           % Value Series - Standard Class
------------
           % High Yield Series - Standard Class
------------
           % REIT Series - Standard Class
------------
           % Small Cap Value Series - Standard Class
------------
           % Trend Series - Standard Class
------------
Fidelity Variable Insurance Products Fund
           % VIP Mid Cap Portfolio - Service Class
------------
           % VIP Overseas Portfolio - Service Class
------------
           % VIP Growth Portfolio - Service Class
------------
           % VIP Asset Manager Portfolio - Service Class
------------
           % VIP Contrafund Portfolio - Service Class
------------
Franklin Templeton Variable Insurance Products Trust
           % Global Income Securities Fund - Class 1
------------
           % Growth Securities Fund - Class 1
------------
           % Small-Mid Cap Growth Securities Fund - Class 1
------------
Janus Aspen Series
           % Flexible Bond Portfolio - Service Shares
------------
Lincoln Variable Insurance Products Trust
           % Aggressive Growth Fund (Standard Class)
------------    Sub-Advised by T Rowe Price
           % Aggressive Profile Fund (Standard Class)
------------    Sub-Advised by Wilshire Associates Inc)
           % Bond Fund (Standard Class)
------------
           % Capital Appreciation Fund (Standard Class)
------------    Sub-Advised by Janus Capital Corp.
           % Conservative Profile Fund (Standard Class)
------------    Sub-Advised by Wilshire Associates Inc.
           % Core Fund (Standard Class)
------------    Sub-Advised by Salomon Bros. Asset Mgmt.
           % Equity-Income Fund (Standard Class)
------------    Sub-Advised by Fidelity
           % Fixed Account
------------
           % Global Asset Allocation Fund (Standard Class)
------------    Sub-Advised by UBS Global Asset Mgmt, Inc.
           % Growth Fund (Standard Class)
------------    Sub-Advised by Mercury Advisors
           % Growth and Income Fund (Standard Class)
------------
           % Growth Opportunities Fund
------------    Sub-Advised by Mercury Advisors
           % International Fund (Standard Class)
------------    Sub-Advised by Mondrian Investment Partners, Ltd.
           % Moderately Aggressive Profile Fund (Standard Class)
------------    Sub-Advised by Wilshire Associates, Inc.
           % Moderate Profile Fund (Standard Class)
------------    Sub-Advised by Wilshire Associates, Inc.
           % Money Market Fund (Standard Class)
------------
           % Social Awareness Fund (Standard Class)
------------
MFS Variable Insurance Trust
           % Total Return Series - Initial Class
------------
           % Utilities Series - Initial Class
------------
Neuberger Berman Advisers Management Trust
           % Mid-Cap Growth Portfolio
------------
           % AMT Regency Portfolio
------------
Scudder VIT Funds
           % Equity 500 Index Fund (Class A)
------------
           % Small Cap Index Fund (Class A)
------------

                                                Owner's Suitability

The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

3. Owner's Taxpayer Identification Number: [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]

Type of Entity:

   [ ] Corporation           [ ] S-Corporation         [ ] Non-Profit Organization
   [ ] General Partnership   [ ] Limited Partnership   [ ] Sole Proprietorship
   [ ] Other

4. Type of Business:
                     --------------------------------------------------------------------

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
5. Approximate annual income [ ] Under $1,000,000           [ ] $1,000,001 to $10,000,000
   (All Sources)             [ ] $10,000,001 to $50,000,000 [ ] Over $50,000,000

6. Total Assets:             [ ] Under $1,000,000           [ ] $1,000,001 to $10,000,000
                             [ ] $10,000,001 to $50,000,000 [ ] Over $50,000,000

7. Investment Objectives (check all applicable objectives)
   [ ] Capital Preservation
   [ ] Tax Advantage/Deferral
   [ ] Current Income
   [ ] Growth and Income
   [ ] Growth
   [ ] Aggressive Growth
   [ ] Other (please specify)
                              ----------------------------

8. Please provide a brief description of your insurance objective in obtaining this coverage:
                                                                                              ---------------------

   ----------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------

9. Is the Owner associated with a National Association of Securities Dealers, Inc. firm?   [ ] Yes   [ ] No

10. Have the proper corporate resolutions been adopted authorizing the acquisition of this coverage and exercise of
    rights thereunder:   [ ] Yes   [ ] No
    Lincoln Life reserves the right to require you to provide a copy of such resolutions.

11. Please identify and provide the name(s) and signatures(s) of the officer(s), partner(s), or individual(s)
    authorized to exercise ownership rights:

    ---------------------------------------------------------------------------------------------------------------
    Print Name                                    Title                                    Signature

    ---------------------------------------------------------------------------------------------------------------
    Print Name                                    Title                                    Signature

    ---------------------------------------------------------------------------------------------------------------
    Print Name                                    Title                                    Signature

I understand that:

    THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

    VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE
    ACCOUNT.

    THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

    ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON
    REQUEST.

I hereby acknowledge receipt of the Prospectus dated            for all applicable prospectus(es) pertaining to the
                                                     ----------
Separate Account and all of the variable options.


                                Signed at                     on
                                          -------------------    --------------------
                                          (City, State)          (Mo/Day/Yr)


By                                                        By
   ----------------------------------------------------      ------------------------------------------------------
   Signature of Owner                                        Signature of Owner

Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.

                                                                on
                         --------------------------------------    -------------------
                         Signature of Registered Representative        (Mo/Day/Yr)